                                                                   EXHIBIT 10.13

                           STOCK PURCHASE AGREEMENT

                                    BETWEEN

                                NETSELECT, INC.

                                      AND

                     GENERAL ELECTRIC CAPITAL CORPORATION


                         Dated as of December 31, 1997

                              TABLE OF CONTENTS
                              -----------------

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                                                                       Page
                                                                       ----
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1.   Purchase and Sale of Series D Preferred Stock..................     1
     ---------------------------------------------
     1.1.  Closing..................................................     1
           -------
     1.2.  Deliveries at Closing....................................     1
           ---------------------
     1.3.  Definitions..............................................     2
           -----------

2.   Representations and Warranties of the Company..................     2
     ---------------------------------------------
     2.1.  Organization and Qualification...........................     2
           ------------------------------
     2.2.  Due Authorization........................................     2
           -----------------
     2.3.  Subsidiaries.............................................     2
           ------------
     2.4.  Financial Statements.....................................     3
           --------------------
     2.5.  Litigation...............................................     3
           ----------
     2.6.  Conflicting Agreements and Charter Provisions............     3
           ---------------------------------------------
     2.7.  Capitalization...........................................     3
           --------------
     2.8.  Status of Series D Preferred Stock.......................     4
           ----------------------------------
     2.9.  Laws and Regulations.....................................     4
           --------------------
     2.10. Use of Proceeds..........................................     4
           ---------------
     2.11. Title to Properties; Insurance...........................     4
           ------------------------------
     2.12. Governmental Consents, etc. .............................     5
           --------------------------
     2.13. Taxes....................................................     5
           -----
     2.14. ERISA....................................................     5
           -----
     2.15. Possession of Franchises, Licenses, Etc. ................     6
           ---------------------------------------
     2.16. Patents and Trademarks...................................     6
           ----------------------
     2.17. Material Contracts and Obligations.......................     6
           ----------------------------------
     2.18. Labor Matters............................................     7
           -------------
     2.19. Books and Records........................................     7
           -----------------
     2.20. Brokers..................................................     7
           -------
     2.21. Holding Company Act and Investment Company Act...........     7
           ----------------------------------------------
     2.22. Accuracy of Information..................................     8
           -----------------------
     2.23. Costs of "Year 2000" Modifications.......................     8
           ----------------------------------

3.   Representations and Warranties of Purchaser....................     8
     -------------------------------------------
     3.1.  Organization and Qualification...........................     8
           ------------------------------
     3.2.  Due Authorization........................................     8
           -----------------
     3.3.  Governmental Consents, etc. .............................     9
           --------------------------
     3.4.  Conflicting Agreements and Other Matters.................     9
           ----------------------------------------
     3.5.  Acquisition for Investment...............................     9
           --------------------------
     3.6.  Accredited Investor......................................     9
           -------------------
     3.7.  Brokers..................................................     9
           -------

4.   Certain Covenants..............................................     9
     -----------------
     4.1.  Dividends, Senior Securities.............................     9
           ----------------------------
     4.2.  Sale of Assets; Merger; New Businesses...................    10
           --------------------------------------
     4.3.  Compliance with Laws.....................................    10
           --------------------
     4.4.  Limitation on Agreements.................................    10
           ------------------------

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                               TABLE OF CONTENTS
                               -----------------

                                                                       Page
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     4.5.    Preservation of Franchises and Existence...............    10
             ----------------------------------------
     4.6.    Insurance..............................................    11
             ---------
     4.7.    Payment of Taxes and Other Charges.....................    11
             ----------------------------------
     4.8.    ERISA and Employee Matters.............................    11
             --------------------------
     4.9.    Financial Statements and Other Reports.................    12
             --------------------------------------
     4.10.   Inspection of Property.................................    13
             ----------------------
     4.11.   Board Membership.......................................    13
             ----------------
     4.12.   Directors' and Officers' Insurance.....................    14
             ----------------------------------
     4.13.   Expenses...............................................    14
             --------
     4.14.   Lost, Stolen, Damaged and Destroyed Stock Certificates.    14
             ------------------------------------------------------
     4.15.   Related Party Transactions.............................    15
             --------------------------
     4.16.   Operations in Accordance with Business Plan............    15
             -------------------------------------------
     4.17.   Most Favored Nation Pricing............................    15
             ---------------------------
     4.18.   Stock Options..........................................    15
             -------------
     4.19.   Management Compensation................................    15
             -----------------------
     4.20.   Initial Public Offering................................    15
             -----------------------
     4.21.   Provision of Advertising Space.........................    15
             ------------------------------
     4.22.   Notice of Breach.......................................    15
             ----------------
     4.23.   Restatement of Financial Statements....................    16
             -----------------------------------
     4.24.   Update of Minutes......................................    16
             -----------------
     4.25.   Survival of Covenants..................................    16
             ---------------------

5.   Interpretation.................................................    16
     --------------
     5.1.    Definitions............................................    16
             -----------
     5.2.    Accounting Principles..................................    20
             ---------------------

6.   Miscellaneous..................................................    20
     -------------
     6.1.    Severability...........................................    20
             ------------
     6.2.    Specific Enforcement...................................    20
             --------------------
     6.3.    Entire Agreement.......................................    20
             ----------------
     6.4.    Counterparts...........................................    20
             ------------
     6.5.    Notices and other Communications.......................    21
             --------------------------------
     6.6.    Amendments.............................................    21
             ----------
     6.7.    Cooperation............................................    22
             -----------
     6.8.    Heirs, Successors and Assigns..........................    22
             -----------------------------
     6.9.    Expenses and Remedies..................................    22
             ---------------------
     6.10.   Survival of Representations and Warranties.............    23
             ------------------------------------------
     6.11.   Transfer of Securities.................................    23
             ----------------------
     6.12.   Governing Law..........................................    24
             -------------
     6.13.   Term...................................................    24
             ----
     6.14.   Publicity..............................................    24
             ---------

     THIS STOCK PURCHASE AGREEMENT, dated as of December 31, 1997 (this "Agreement"), between NETSELECT, INC., a Delaware corporation (the "Company"),
 ---------                                                          -------
and GENERAL-ELECTRIC CAPITAL CORPORATION, a New York corporation ("Purchaser").
                                                                   ---------

     WHEREAS, Purchaser wishes to purchase from the Company, and the Company wishes to sell to Purchaser, shares of a new series of preferred stock, $.001 par value per share, of the Company, to be designated "Cumulative Convertible Series D Preferred Stock" (the "Series D Preferred Stock"); and
                                ------------------------

     WHEREAS, Purchaser and the Company desire to provide for such purchase and sale and to establish various rights and obligations in connection therewith.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

     1.   Purchase and Sale of Series D Preferred Stock.
          ---------------------------------------------

          1.1. Closing.  The closing of the transactions contemplated hereby
               -------
(the "Closing") shall take place at the offices of Fried, Frank, Harris, Shriver
      -------
& Jacobson, New York, New York, at 9:00 a.m. on January 12, 1998 (the "Closing
                                                                       -------
Date").
----

          1.2. Deliveries at Closing.  At the Closing:
               ---------------------

               (i) Fenwick & West LLP, counsel to the Company, shall deliver to Purchaser an opinion dated the Closing Date with respect to the matters set forth in Exhibit A hereto;

               (ii) the Stockholders Agreement, dated November 26, 1996, by and among the Company and CDW Internet, L.L.C. ("CDW Internet"), Whitney
                                                       ------------
          Equity Partners, L.P. ("Whitney"), Allen & Co. ("Allen & Co."),
                                  -------                  -----------
          InfoTouch Corporation ("InfoTouch"), Michael N. Flannery ("Flannery"),
                                  ---------                          --------
          John F. Petrick, Jr. ("Petrick"), Daniel A. Koch ("Koch")
                                 -------                     ----
          (collectively, the "Initial Stockholders"), as amended by Amendment
                              --------------------
          No. 1, dated September 29, 1997, by and among the Company, the Initial Stockholders, Ingleside Interests ("Ingleside"), Geocapital IV, L.P.
                                              ---------
          ("Geocapital") and Broadview Partners Group ("Broadview," together
            ----------                                  ---------
          with Ingleside, Geocapital and Broadview, the "Subsequent
                                                         ----------
          Stockholders", and together with the Initial Stockholders, the "Stockholders"), shall have been amended in accordance with the
          -------------
          provisions set forth in Exhibit B hereto (as amended, the "Stockholders' Agreement," together with this Agreement, the
          ------------------------
          "Documents"), and the Company shall deliver a copy of the
          ----------
          Stockholders' Agreement, as amended and executed, dated as of the date hereof, to Purchaser;

               (iii) the Certificate of Incorporation of the Company shall have been amended and supplemented by a Certificate of Designation in the form of Exhibit C setting forth the rights and preferences of the Series D Preferred Stock (the "Certificate of Designation"), which
                                         --------------------------
          shall have been filed with the Secretary of State of the State of Delaware in accordance with Delaware General Corporation Law;

                (iv) the Company shall have delivered to Purchaser stock certificates registered in name of Purchaser representing 681,201 shares of Series D Preferred Stock;

                (v) Purchaser shall have paid to the Company $10,000,000 by wire transfer of immediately available funds, representing the purchase price for the Series D Preferred Stock; and

                (vi) the Company shall have obtained any third-party consents that are required or necessary in connection with this Agreement and the transactions contemplated hereby.

          1.3.  Definitions. Capitalized terms used in this Agreement but not
                -----------
otherwise defined shall have the meanings given to them in Section 5 hereof.

     2.   Representations and Warranties of the Company.
          ---------------------------------------------

          The Company represents and warrants as of the Closing Date as follows:

          2.1.  Organization and Qualification. Each of the Company and its
                ------------------------------
Subsidiaries is duly organized and existing in good standing under the laws of the jurisdiction `in which it is organized and has the power to own its property and to carry on its business as now being conducted.

          2.2.  Due Authorization. The execution and delivery of the
                -----------------
Documents by the Company, the issuance and sale of the Series D Preferred Stock by the Company and compliance by the Company with all the provisions of the Documents, and the Certificate of Designation (i) are within the corporate power and authority of the Company and (ii) have been duly authorized by all requisite corporate proceedings on the part of the Company. The Documents have been duly executed and delivered by the Company and constitute valid and binding agreements of the Company, enforceable in accordance with their terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The Company has furnished to Purchaser true and correct copies of the Certificates of Incorporation and By-Laws of the Company and RealSelect, Inc. ("RealSelect") and the limited liability agreement of Net Select L.L.C., in
       ----------
each case as in effect on the date of this Agreement.

          2.3.  Subsidiaries.  Schedules 2.3 sets forth for each Subsidiary of
                ------------
the Company (i) its name and jurisdiction of organization, (ii) the number of shares of authorized capital stock of each class of its capital stock, (iii) the number of issued and outstanding shares of each class of its capital stock, the names of the holders thereof, and the number of shares held by each such holder (or if such Subsidiary is not a corporation, the equity structure of such Subsidiary and a list of its owners and their relative interests therein). All of the issued and outstanding shares of capital stock or ownership interests of each Subsidiary have been duly authorized and are validly issued, fully paid, and nonassessable. None of the Company and its Subsidiaries control, directly or indirectly, or has any direct or indirect equity participation in, any corporation, partnership, trust or other business association which is not a subsidiary of the Company.

          2.4.  Financial Statements.  The Company has delivered to Purchaser
                --------------------
true and complete copies of the consolidated financial statements (including any related schedules and/or notes) of the Company and its Subsidiaries set forth on
Schedule 2.4 (the "Financial Statements").  The Financial Statements have been
                   --------------------
prepared in accordance with generally accepted accounting principles consistently followed (except as indicated in the notes thereto and, in the case of unaudited financial statements, except for the absence of footnotes and subject to normal year-end adjustments, none of which shall be material in amount) throughout the periods involved and fairly present the financial condition, results of operations, cash flows and changes in stockholders' equity of the Company and its Subsidiaries as of their respective dates. Since December 31, 1996, the Company and its Subsidiaries have operated their respective businesses only in the ordinary course and, to the best knowledge of the Company, no event has occurred which has had or is reasonably likely to have a Material Adverse Effect.

          2.5.  Litigation.  There is no action, suit, investigation or
                ----------
proceeding pending or, to the best knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective properties or assets by or before any court, arbitrator or Governmental Authority.

          2.6.  Conflicting Agreements and Charter Provisions.  Neither the
                ---------------------------------------------
Company nor any of its Subsidiaries is a party to any organizational documents or contract or agreement or subject to any organizational documents or judgment or decree which has or is reasonably likely to have a Material Adverse Effect. None of (i) the execution and delivery of the Documents and the issuance of Series D Preferred Stock and (ii) the fulfillment of and compliance with the terms and provisions hereof and thereof and of the Series D Preferred Stock shall conflict with or result in a breach of the terms, conditions or provisions of, or give rise to a right of termination under, or constitute a default under, or result in any violation of, the organizational documents of the Company or any Subsidiary or any mortgage, agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any Subsidiary or any of their respective properties is subject. Neither the Company nor any of its Subsidiaries (i) is in default under any outstanding indenture or other debt instrument or with respect to the payment of principal of or interest on any outstanding obligation for borrowed money, or (ii) is in default under any of their respective contracts or agreements, or under any instrument by which the Company or any of its Subsidiaries is bound.

          2.7.  Capitalization.  (a) As of the date of this Agreement prior to
                --------------
the issuance of the Series D Preferred Stock, the authorized capital stock of the Company consists of: (i) 35,000,000 shares of Class A Common Stock, par value $0.001 per share ("Class A Common Stock"), of which 236,470 shares are
                         ---------------------
issued and outstanding; (ii) 10,000,000 shares of Class B Common Stock, par value $0.001 per share ("Class B Common Stock," together with Class A Common
                         --------------------
Stock, the "Common Stock"), of which 116,470 shares are issued and outstanding;
            ------------
and (iii) 5,000,000 shares of Preferred Stock, par value $0.001 per share, of which 1,647,059 shares have been designated and issued as Series A Convertible Preferred Stock (the "Series A
                      --------

Preferred Stock"), 352,941 shares have been designated and issued as Series B
---------------
Convertible Preferred Stock (the "Series B Preferred Stock") and 700,000 shares
                                  ------------------------
have been designated as Series C Convertible Preferred Stock (the "Series C
                                                                   --------
Preferred Stock" and together with the Series A Preferred Stock and the Series B
---------------
Preferred Stock, the "Preferred Stock"), of which 689,464 shares have been
                      ---------------
issued. All shares of Preferred Stock that have been issued are still outstanding, and the Company does not have any commitment or obligation to issue those shares of Series C Preferred Stock that have been designated but not issued. As of the date of this Agreement, the Company anticipates that an additional 29,382 shares of Class A Common Stock (and options to acquire 29,382 shares of Class A Common Stock) will be issued and outstanding shortly after the Closing Date. Schedule 2.7 sets forth a list of all the outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of any class of capital stock of the Company or any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound relating to the issuance or transfer of any shares of capital stock or options, warrants or rights to purchase or acquire any shares of capital stock of the Company or relating to the voting of any shares of capital stock of the Company or a Subsidiary, the names of the holders thereof, the numbers of such securities held by such holders, the expiration dates of such securities, their vesting schedules and their exercise price.

          2.8.  Status of Series D Preferred Stock.  The shares of Series D
                ----------------------------------
Preferred Stock have been duly authorized by all necessary corporate action on the part of the Company and, upon payment therefor as provided in Article 1 hereof, the shares of Series D Preferred Stock shall be, and the shares of Common Stock issuable upon conversion of the Series D Preferred Stock, upon such conversion and issuance shall be, validly issued and outstanding, fully paid and nonassessable. The shares of Common Stock issuable upon conversion of the shares of Series D Preferred Stock have been validly reserved for issuance.

          2.9.  Laws and Regulations.  The Company and each of its
                --------------------
Subsidiaries are in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations and have obtained all real estate licenses required or necessary for the conduct of the Real Estate Business. There are no claims, notices, civil, criminal or administrative actions, suits, hearings, investigations, inquiries or proceedings pending or, to the best knowledge of the Company, threatened against the Company or any of its Subsidiaries.

          2.10. Use of Proceeds.  The proceeds of the sale of the Series D
                ---------------
Preferred Stock shall be used by the Company for the proposed acquisition of certain companies listed in Schedule 2.10 and for the purpose of operating the Real Estate Business, which includes, without limitation, operating, marketing and selling those products and services described in the business plan (and related documents) of RealSelect dated August 18, 1997, a copy of which has been attached to Schedule 22(i).

          2.11. Title to Properties; Insurance. (a) The Company and each of its
                ------------------------------
Subsidiaries have good and valid title to, or, in the case of property leased by any of them as lessee, a valid and subsisting leasehold interest in, their respective properties and assets, free of all liens and encumbrances other than those referred to in Schedule 2.11(a) except in each case for such defects in title and such other liens and encumbrances which are disclosed in

Schedule 2.11(a) or which do not in the aggregate materially detract from the value to the Company and its Subsidiaries of their respective properties and assets.

          (b) As of the date hereof, the Company and its Subsidiaries carry liability, property and casualty, automobile, and workers' compensation insurance in scope, coverage and amounts as set forth on Schedule 2.11(b). Each of the insurance policies is in full force and effect, and all premiums due and payable have been paid. To the best knowledge of the Company, the insurance coverage of the Company and its Subsidiaries is in an amount and of a scope customary for companies of similar size engaged in the same or similar lines of business, and the Company and each of its Subsidiaries are in compliance in all material respects with the terms and conditions of such insurance policies. Within the last three years, there have not been any claims, individually or in the aggregate, that could lead to an increase in the premium of the insurance policies or adversely affect the insurance coverage of the Company and its Subsidiaries.

          (c) All material properties and assets owned or utilized by the Company or the Subsidiaries, including but not limited to software and computer equipment and hardware, are in good operating condition and repair (except for ordinary wear and tear), free from any defects, have been maintained consistent with the standards generally followed in the industry and are sufficient to carry on the business of the Company and the Subsidiaries as presently conducted or proposed to be conducted.

          2.12.  Governmental Consents, etc.   The Company is not required to
                 --------------------------
obtain any consent, approval or authorization of, or to make any declaration or filing with, any Governmental Authority as a condition to or in connection with the valid execution, delivery and performance of the Documents, the valid offer, issue, sale or delivery of the Series D Preferred Stock, or the performance by the Company of its obligations in respect thereof, except for any filings required to effect any registration pursuant to the Registration Rights Agreement.

          2.13.  Taxes.  The Company and each of its Subsidiaries have filed
                 -----
or caused to be filed all tax returns which are required to be filed and have paid or caused to be paid all taxes as shown on said returns and on all assessments received by them to the extent that such taxes have become due, except taxes the validity or amount of which is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside. The Company and its Subsidiaries have paid or caused to be paid, or have established adequate reserves for all federal income tax liabilities and state income tax liabilities now applicable to the Company or any of its Subsidiaries for all fiscal years which have not been examined and reported on by the taxing authorities (or closed by applicable statutes).

          2.14.  ERISA.  No accumulated funding deficiency (as defined in
                 -----
Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Pension Plan (as defined in Section 11) (other than a Multiemployer Plan (as defined below)). No liability to the PBGC has been, or is reasonably likely to be, incurred with respect to any Pension Plan (other than a Multiemployer Plan) by the Company, any of its Subsidiaries or any ERISA Affiliate (as defined below). Neither the Company nor any of its Subsidiaries and any ERISA Affiliate has incurred, or is reasonably likely to incur, any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan and if the Company, its Subsidiaries and ERISA

Affiliates, were to completely withdraw as of the date hereof from each Multiemployer Plan in which they participate, the Company, its Subsidiaries and its ERISA Affiliates would not incur any withdrawal liability under Title IV of ERISA. Neither the Company nor any of its Subsidiaries has any obligation to provide post-retirement health benefits to any employee or former employee. No fiduciary of any employee benefit plan (as defined in Section 3(3) of ERISA) maintained or contributed to by the Company or any of its subsidiaries, for the benefit of their respective employees (each an "Employee Plan") has engaged or
                                                -------------
caused any Employee Plan to engage in any transaction prohibited by Section 4975 of the Code or Section 406 of ERISA which is reasonably likely to subject the Company or any Subsidiary or any entity the Company or any Subsidiary has an obligation to indemnify to any tax or penalty imposed under Section 4975 of the Code or Section 502 of ERISA. Each Employee Plan has been maintained and administered in compliance with all applicable law including ERISA and the Code in all material respects. An "ERISA Affiliate" for purposes of this Section is
                              ---------------
any trade or business, whether or not incorporated, which, together with the Company, is under common control, as described in Section 414(b) or (c) of the Code, and the term "Multiemployer Plan" shall mean any Pension Plan which is a
                    ------------------
"multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

          2.15.  Possession of Franchises, Licenses, Etc.  The Company and its
                 ---------------------------------------
Subsidiaries possess all franchises, certificates, licenses, permits and other authorizations from governmental or political subdivisions or regulatory authorities and all patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation by the Company and its Subsidiaries of their respective properties and assets, and neither the Company nor any of its Subsidiaries is in violation of any thereof in any material respect.

          2.16.  Patents and Trademarks.  Set forth on Schedule 2.16 is a true
                 ----------------------
and complete list of all patents, patent applications, trademarks, service marks, trademark and service mark applications, trade names and copyrights presently used by the Company or any Subsidiary or necessary for the conduct of the business of the Company and its Subsidiaries as conducted and as proposed to be conducted (the "Intellectual Property Rights"). The Company owns, or has the
                   ----------------------------
right to use under the agreements or upon the terms described on Schedule 2.16, all of the Intellectual Property Rights. To the best knowledge of the Company, the business conducted or proposed to be conducted by the Company and its Subsidiaries does not infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights of any other person or entity, and neither the Company nor any Subsidiary has received any charge, complaint, claim, demand or notice alleging any such infringement or violation. Except as set forth on Schedule 2.16, to the Company's knowledge, no other Person has any right to or interest in any inventions, improvements, discoveries or other confidential information utilized by the Company or any Subsidiary in its business.

          2.17.  Material Contracts and Obligations.  Schedule 2.17 sets forth
                 ----------------------------------
a list of the following agreements or commitments of any nature to which the Company or any Subsidiary is a party or by which it is bound: (a) and any agreement relating to the Intellectual Property Rights having a value in excess of $5,000, (b) all employment and consulting agreements which require future cash payments in excess of $100,000, and all employee benefit, bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements,
(c) all data content
provider agreements, including, but not limited to, master listings service agreements (and indication of whether each such agreement offers the Company exclusive listing rights), (d) all agreements with National Association of Realtors or Realtor Information Network, Inc., (e) all agreements with third parties under which such third parties agree to direct Internet traffic to the Internet site operated by RealSelect, (f) all agreements with third parties under which such third parties agree to pay the Company or any Subsidiary for furnishing additional information about such third parties to visitors of the Internet site operated by RealSelect, (g) all agreements between the Company and any stockholder of the Company, (h) all agreements with suppliers or vendors which require future payments in excess of $50,000 not already covered by (a) through (g) above, (i) all agreements or commitments which restrict the ability of the Company or any Subsidiary or Affiliate to engage in any business or line of business in any location, (j) all agreements or commitments relating to Indebtedness or Guarantees of the Company or any Subsidiary and (k) any other agreement or commitment which requires future payments by or to the Company or any Subsidiary in excess of $100,000 or which is otherwise material to the Company or any of its Subsidiaries. The Company has delivered or made available to the Purchaser copies of all of the foregoing agreements and commitments. All of such agreements and commitments are valid, binding and in full force and effect, except that, with respect to parties to such agreements and commitments other than the Company and its Subsidiaries, this representation is made only to the best knowledge of the Company. Attached to Schedule 2.17 is true and complete copy of the traffic report of the Company and its Subsidiaries as of November 30, 1997.

          2.18.  Labor Matters.  Except as set forth in Schedule 2.18, neither
                 -------------
the Company nor any of its Subsidiaries is a party to any collective bargaining agreement covering employees of the Company or its Subsidiaries nor does any labor union or collective bargaining agent represent any of the employees of the Company or its Subsidiaries. Except as set forth in Schedule 2.18, there is no labor strike, slow-down or stoppage pending or, to the Company's knowledge, threatened by the employees.

          2.19.  Books and Records.  All the books, records and accounts of
                 -----------------
the Company and its Subsidiaries are in all material respects true and complete, are maintained in accordance with good business practice and all laws applicable to its business, and accurately present and reflect in all material respects all of the transactions therein described, except as supplemented by the actions required to be undertaken by the Company and its Subsidiaries pursuant to
Section 4.24. The Company has previously delivered to the Purchaser true and complete texts of all of the minutes relating to meetings of the stockholders, the Board and committees of the Board of the Company and each Subsidiary for the past two years. The current members of the Board and officers of the Company and its Subsidiaries, a list of which is set forth in Schedule 2.19, have been duly elected.

          2.20.  Brokers. Neither the Company nor any Subsidiary has engaged any
                 -------
finder, broker or investment adviser, and has no obligation to pay any fees -in relating thereto, in connection with the transactions contemplated hereby.

          2.21.  Holding Company Act and Investment Company Act. Neither the
                 ----------------------------------------------
Company nor any Subsidiary is: (i) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a

"subsidiary company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) a "public utility," as defined in the Federal Power Act, as amended, or (iii) an "investment company" or an "affiliated person" thereof or an "affiliated person" of any such "affiliated person," as such terms are defined in the Investment Company Act of 1940, as amended.

          2.22. Accuracy of Information. None of the representations and
                -----------------------
warranties of the Company contained in the Documents contains any material misstatement of fact or omits any material fact required to be stated herein or therein or necessary to make the statements herein and therein not misleading. The information (other than projections) which has been furnished by the Company to Purchaser in connection with the transactions contemplated by the Documents, did not, in the aggregate and to the best knowledge of the Company, as of the date such information was furnished, contain any material misstatement of fact, or omit any material fact required to be stated therein or necessary to make the statements therein not misleading. The projections listed on Schedule 2.22 (i) were prepared by management of the Company using its reasonable business judgment and (ii) based upon the assumptions set forth in such projections, represent as of the date of this Agreement the best estimate by management of the Company as to the financial performance of the Company for the periods indicated, but do not represent any guarantee or assurance of the future financial results of the Company. The Company does not believe that such projections are inaccurate or misleading in any material respect.

          2.23. Costs of "Year 2000" Modifications. The Company represents and
                ----------------------------------
warrants that its computer system and software are able to accurately process date data, including but not limited to, calculating comparing and sequencing from, into and between the twentieth century (through year 1999), the year 2000 and the twenty-first century, including leap year calculations. To the best knowledge of the Company, it is not aware of any inability on the part of any service provider to timely remedy its own deficiencies in respect of the year 2000 problem.

      3.  Representations and Warranties of Purchaser.  Purchaser represents
          -------------------------------------------
and warrants as of the date hereof and as of each Closing as follows:


          3.1.  Organization and Qualification.  Purchaser is a corporation duly
                ------------------------------
organized and existing in good standing under the laws of the jurisdiction of its formation and has the power to own its property and to carry on its business as now being conducted.

          3.2.  Due Authorization. Purchaser has all necessary right, power and
                -----------------
authority to enter into the Documents and to consummate the transactions contemplated hereby and thereby. The execution and delivery of the Documents by Purchaser and the consummation by Purchaser of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on behalf of Purchaser. The Documents have been duly executed and delivered by Purchaser and constitutes valid and binding agreements of Purchaser enforceable in accordance with their terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

           3.3.  Governmental Consents, etc.  Except as obtained or made,
                 --------------------------
Purchaser is not required to obtain any consent, approval or authorization of, or to make any declaration or filing with, any Governmental Authority as a condition to or in connection with the valid execution, delivery and performance of the Documents and the valid offer, issue, sale or delivery of the Series D Preferred Stock, or the performance by Purchaser of its obligations in respect thereof.

           3.4.  Conflicting Agreements and Other Matters. Neither the execution
                 ----------------------------------------
and delivery of the Documents nor the performance by Purchaser of its obligations hereunder shall conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under or require any consent, approval or other action by or any notice to or filing with any court or administrative or governmental body pursuant to, the organizational documents of Purchaser or any of its Subsidiaries or any mortgage, agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which Purchaser or any of its Subsidiaries or any of their respective properties are subject.

           3.5.  Acquisition for Investment. Purchaser is acquiring the Series D
                 --------------------------
Preferred Stock for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and Purchaser has no present intention or plan to effect any distribution thereof. Purchaser acknowledges that the shares of Series D Preferred Stock and the shares of Common Stock issuable upon conversion thereof have not been registered under the Securities Act and may be sold or disposed of in the absence of such registration only pursuant to an exemption from such registration.

           3.6.  Accredited Investor.  Purchaser is an "accredited investor"
                 -------------------
within the meaning of Rule 501 promulgated under the Securities Act.

           3.7.  Brokers.  Purchaser has not engaged any finder, broker or
                 -------
investment advisor, and has no obligation to pay any fees relating thereto, in connection with the transaction contemplated hereby.

     4.    Certain Covenants.
           -----------------

           4.1.  Dividends, Senior Securities. (a) Except with the prior written
                 ----------------------------
consent of Purchaser, neither the Company nor any of its Subsidiaries shall pay, declare or set aside any sums for the payment of, any dividends, or make any distribution on, any shares of its capital stock or redeem, repurchase or otherwise acquire any outstanding shares of its capital stock (other than any nonvested shares of Common Stock purchased from employees pursuant to a stock option plan approved by the Board).

           (b) Except with the prior written consent of Purchaser, the Company shall not issue any equity securities or any rights, options, warrants or other securities which are exercisable for, exchangeable for or convertible into shares of any class of capital stock ranking senior or on a parity as to dividends or upon liquidation to the Series D Preferred Stock other than issuances in accordance with Section 4.17; provided, however, no such consent
                                           --------  -------
shall be required when (x) the issuance of any such senior securities for a common equivalent value equal to or greater than $17.60 per share and the Company raises an aggregate of at least $15,000,000 from such issuance or (y) any such pari passu securities are issued and the Company raises an aggregate of at least $5,000,000 from such issuance.

          (c) Except with the approval of the Board, the Company shall not incur any capital expenditures beyond those provided in the annual capital budget plan of the Company approved by the Board.

          (d) Except with the approval of the Board, neither the Company nor any of its Subsidiaries shall create, incur, assume or suffer to exist any Guarantee or Lien other than Permitted Liens.

          4.2.  Sale of Assets; Merger; New Businesses. Except as between (i)
                --------------------------------------
the Company and any wholly-owned Subsidiary of the Company, (ii) any wholly-owned Subsidiaries of the Company and (iii) the Company and InfoTouch:

          (a) the Company shall not, and shall not permit any of its Subsidiaries to sell, lease, exchange or transfer any assets of the Company and/or any of its Subsidiaries, except in the ordinary course of business consistent with past practice or except with the prior approval of the Board.

          (b) neither the Company nor any of its Subsidiaries shall merge with or into or consolidate with any other Person except with the prior approval of the Board.

          (c) the Company shall not issue any equity securities or securities convertible into, exchangeable for or exercisable for, equity securities of the Company to any Person or Group (other than Purchaser and its Affiliates) if giving effect to such issuance, such Person would beneficially own more than 10% of the outstanding equity securities of the Company, except with the prior approval of the Board.

          (d) the Company shall not directly or indirectly through any Subsidiary or joint venture engage in any line of business other than the Real Estate Business except with the prior written consent of Purchaser prior to the consummation of a Qualified Public Offering.

          4.3.  Compliance with Laws.  The Company shall, and shall cause its
                --------------------
Subsidiaries to, comply in all material respects with all applicable statutes, rules, regulations and orders of all Governmental Authorities with respect to the conduct of its business and the ownership of its properties, including, without limitation, those relating to the environment and human health, equal employment opportunity, employee safety, foreign corrupt practices and ERISA.

          4.4.  Limitation on Agreements.  The Company shall not, and shall
                ------------------------
not permit any of its Subsidiaries to, enter into any agreement or any amendment, modification, extension or supplement to any existing agreement, which contractually prohibits the payment of dividends on the Series D Preferred Stock in accordance with the Certificate of Designation.

          4.5.  Preservation of Franchises and Existence.  The Company shall,
                ----------------------------------------
and shall cause each of its Subsidiaries (so long as they are conducting any business) to, maintain its corporate existence, and all material rights and franchises, in full force and effect unless the Board determines that it is in the best interest of the Company not to do so and such rights and franchises, as the case may be, are not material to the business of the Company.

          4.6.  Insurance.  (a) The Company shall, and shall cause each of its
                ---------
Subsidiaries to, effective as of the Closing, maintain with insurers believed by the Company to be responsible such insurance, in such amounts and of such types as are customarily carried under similar circumstances by companies of similar size and engaged in the same or a similar business or having similar properties similarly situated and in any event not less than the amounts set forth on
Schedule 4.6.

          (b) The Company shall have, as soon as practicable and in any event by January 31, 1998, obtained a "key man" insurance policy on the life of Stuart
H. Wolff in the amount of $1,000,000 from a reputable insurer and shall deliver a true and complete copy of such insurance policy to Purchaser, which shall specify that the beneficiary thereof shall be Purchaser. The Company shall maintain such insurance policy for so long as Stuart H. Wolff remains as the Chief Executive Officer of the Company or so long as Stuart H. Wolff, in the judgment of Purchaser, is essential to the success and prospects of the Company and its Subsidiaries. The beneficiary of such insurance policy shall be Purchaser.

          4.7.  Payment of Taxes and Other Charges.  Except as otherwise
                ----------------------------------
permitted by law, the Company shall pay or discharge, and shall cause each of its Subsidiaries to pay or discharge, before the same shall become delinquent,
(i) all taxes, assessments and other governmental charges or levies imposed upon it or any of its properties or income (including, without limitation, such as may arise under Section 4062, 4063 or 4064 of ERISA or any similar provision of law) and (ii) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons which, in the case of either clause (i) or clause (ii), if unpaid, might result in the creation of a material lien upon any of its properties, provided, however, that the Company and its Subsidiaries shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith pursuant to appropriate proceedings.

          4.8.  ERISA and Employee Matters.  Except as otherwise required by
                --------------------------
law, neither the Company nor any of its Subsidiaries shall incur any material liability with respect to retiree medical or death benefits or unfunded benefits payable after termination of employment. All employee benefit plans and arrangements maintained or contributed to by the Company, any of its Subsidiaries or any ERISA Affiliate shall be maintained in material compliance with all applicable laws, including any reporting requirements. With respect to any plan maintained by or contributed to by the Company or any of its Subsidiaries, neither the Company nor any of its Subsidiaries shall fail to make any contribution due from it under the terms of such plan or as required by law. Neither the Company nor any ERISA Affiliate shall permit a Pension Plan to incur an accumulated funding deficiency (as such term is defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, cause a lien or a security interest to attach to any asset of the Company or any of its Subsidiaries for the benefit of any Plan, or incur any liability which would be material to the Company and its Subsidiaries taken as a whole under Title IV of ERISA, including withdrawal liability (other than the payment of premiums, none of which are overdue). Neither the Company nor any of its Subsidiaries, nor any other Person including any fiduciary, shall engage in any transaction prohibited by Section 406 of ERISA or Section 4975 of the Code which is reasonably likely to subject the Company, any of its Subsidiaries or any entity that the Company or any of its Subsidiaries has an obligation to indemnify, to any tax or penalty imposed under Section 4975 of the Code or Section 502 of ERISA.

          4.9.  Financial Statements and Other Reports.
                --------------------------------------

                (i) The Company shall, as soon as practicable and in any event within 30 days after the end of each month (other than the last month of any quarterly period) in each fiscal year, furnish to Purchaser unaudited consolidated and consolidating statements of net income and unaudited consolidated statements of cash flows and changes in consolidated stockholders' equity of the Company and its Subsidiaries for the period from the beginning of the then current fiscal year to the end of such month, and a consolidated balance sheet of the Company and its Subsidiaries as of the end of such month, setting forth in each case in comparative form figures for the corresponding month or date in the preceding fiscal year and a comparison of such data with the Company's budget for such month, all in reasonable detail and certified by an authorized financial officer of the Company, subject to changes resulting from year-end adjustments.

                (ii) The Company shall, as soon as practicable and in any event within 30 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, furnish to Purchaser unaudited consolidated and consolidating statements of net income and unaudited consolidated statements of cash flows and changes in stockholders' equity of the Company and its Subsidiaries for the period from the beginning of the then current fiscal year to the end of such quarterly period, and consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period or date in the preceding fiscal year and a comparison of such data with the Company's budget for such quarter, all in reasonable detail and certified by an authorized financial officer of the Company, subject to changes resulting from year-end adjustments.

                (iii) The Company shall, as soon as practicable and in any event within 90 days after the end of each fiscal year, furnish to Purchaser audited consolidated and unaudited consolidating statements of net income and audited consolidated statements of cash flows and changes in stockholders' equity of the Company and its Subsidiaries for such year, and audited consolidated and unaudited consolidating balance sheets of the Company and its Subsidiaries as of the end of such year. In addition, the Company shall furnish to Purchaser a comparison of the foregoing data with the Company's budget for such year.

                (iv) If the Company becomes a reporting company pursuant to
          Section 13 or Section 15(d) of the Exchange Act, it shall, promptly upon transmission thereof, furnish to Purchaser copies of all such financial statements, proxy statements, notices and reports at the same time as it shall file such documents with the Commission or send such documents to its stockholders, and copies of all registration statements (without exhibits), other than registration statements relating to employee benefit or dividend reinvestment plans, and all such regular and periodic reports as it shall file with the Commission.

                 (v) The Company shall prepare an annual capital and operating budget for each calendar year which shall be submitted to and approved by the Board of the Company not later than October 31 of the immediately preceding calendar year.

                 (vi) The Company shall promptly furnish to Purchaser copies of any compliance certificates furnished to lenders in respect of Indebtedness of the Company and its Subsidiaries and, with reasonable promptness, furnish to Purchaser such other financial and other data of the Company and its Subsidiaries as Purchaser may reasonably request.

                 (vii) The Company shall, as soon as practicable and in any event within 20 Business Days after the end of each month, furnish to Purchaser copies of the traffic report of the Company and its Subsidiaries for the preceding month.

          4.10.  Inspection of Property.  The Company shall permit
                 ----------------------
representatives of Purchaser to visit and inspect any of the properties of the Company and its Subsidiaries, to examine the corporate books and make copies or extracts therefrom and to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the principal officers of the Company, all at such reasonable times, upon reasonable notice and as reasonably often as Purchaser may reasonably request without undue disruption of the business of the Company or its Subsidiaries.

          4.11.  Board Membership.  (a) The Company shall take all necessary
                 ----------------
action such that from and after the Closing, the number of authorized directors of the Company shall be no more than nine. Prior to or at the Closing, the Company shall take all necessary action to cause the appointment of one nominee of Purchaser as a member to the Board and the board of managers (the "LLC
                                                                      ---
Board") of Net Select, L.L.C.  For so long as Purchaser owns at least 49% of the
-----
outstanding shares of Series D Preferred Stock (or the Class A Common Stock issuable upon the conversion of the Series D Preferred Stock) purchased hereunder, and prior to a Qualified Public Offering, the Company shall take all necessary action to cause (i) prior to the occurrence of a Default Event, one nominee, and (ii) after the occurrence of a Default Event and for so long as such Default Event remains uncured, two nominees of Purchaser to be elected (so long as there is a vacancy on the Board of the LLC Board, as the case may be, at such time; provided that if there is no such vacancy at such time, the Company
           -------- ----
will use its commercially reasonable efforts to create one such vacancy on the Board or the LLC Board, as the case may be, as promptly as practicable); as (y) director(s) of the Company and (z) member(s) of the LLC Board at each meeting of stockholders or members, as applicable, for the election of directors or managers, as applicable, or action by written consent in lieu thereof. In the event of the death, resignation, removal or inability to serve of a nominee designated by Purchaser, provided that

Purchaser still has the right to nominate directors hereunder, Purchaser shall be entitled to designate a successor to such nominee.

                 (b) As soon as practicable after the Closing Date, but in no event later than ten Business Days thereafter, the Company shall, prior to the consummation of a Qualified Public Offering, cause the composition of the audit and compensation committees of the Board to be in compliance with section 303 of the New York Stock Exchange Listed Company Manual, as such section may be amended from time to time. As long as Purchaser has the right to appoint one member or one observer to the Board, Purchaser shall be entitled, subject to the limitation in (c) below, to have one observer selected by Purchaser present at all meetings of the audit and compensation committees of the Board and such observer shall have the same access to information concerning the business and operations of the Company and its Subsidiaries and at the same time as members of the audit and compensation committees and shall be entitled to participate in discussions and consult with members of the audit and compensation committees at each such meeting, without voting.

                 (c) If Purchaser at any time for any reason elects not to nominate a member to the Board or to cause such nominee to resign, Purchaser shall be entitled to, before the consummation of a Qualified Public Offering, have one observer selected by Purchaser present at all meetings (whether in person, by telephone or video conference) of the Board in lieu of such member of the Board and such observer shall have the same access to information concerning the business and operations of the Company and its Subsidiaries and at the same time as directors of the Company and shall be entitled to participate in discussions and consult with the Board at each such meeting, without voting; provided that (i) such observer enters into a customary confidentiality agreement with the Company and (ii) the Board may choose to exclude such observer if failure to do so may cause the Company to lose its attorney-client privilege.

          4.12.  Directors' and Officers' Insurance.  The Company shall
                 ----------------------------------
obtain and cause to be maintained in effect, with financially sound insurers, a policy of directors' and officers' liability insurance covering members of the Board (and their respective successors) in an amount of at least $2,000,000.

          4.13.  Expenses.  The Company shall pay the reasonable out-of-pocket
                 --------
expenses incurred by each nominee of Purchaser to the Board in connection with performing his or her duties, including without limitation the reasonable out-of-pocket expenses incurred by such person attending meetings of the Board or any committee thereof or meetings of any Board or other similar managing body (and any committee thereof) of any Subsidiary of the Company.

          4.14.  Lost, Stolen, Damaged and Destroyed Stock Certificates.  Upon
                 ------------------------------------------------------
receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate for shares of Series D Preferred Stock and in the case of loss, theft or destruction, upon delivery of an indemnity or bond satisfactory to the Company (which may be an undertaking by Purchaser so to indemnify the Company), or, in the case of mutilation, upon surrender and cancellation thereof, the Company shall issue a new certificate of like tenor for a number of shares of Series D Preferred Stock equal to the number of shares of such stock represented by the certificate lost, stolen, destroyed or mutilated.

          4.15.  Related Party Transactions.   Except with the written consent
                 --------------------------
of a majority of the disinterested directors of the Board, the Company shall not, directly or indirectly, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into, amend or terminate any contract, arrangement or transaction with a Related Party, other than compensation arrangements in the ordinary course of business on arm's length terms.

          4.16.  Operations in Accordance with Business Plan.   The business
                 -------------------------------------------
and operations of the Company and its Subsidiaries shall be conducted in all material respects in accordance with the Company's annual business plan as approved or modified by the Board.

          4.17.  Most Favored Nation Pricing.   For a period of 90 days after
                 ---------------------------
the Closing Date, the Company shall not enter into any financing arrangement involving equity securities on terms that are more favorable to the investors than those that are offered to Purchaser in the Documents unless the Company issues to Purchaser, at no cost to Purchaser, such number of additional shares of Series D Preferred Stock and otherwise amend the terms of the Documents so as to make the price and other terms of the Documents at least as favorable to Purchaser as other transaction.

          4.18.  Stock Options.   Except with the prior written consent of the
                 -------------
Board, the Company shall not reserve additional shares of Common Stock for issuance in connection with awards of options or restricted stock under the Company's incentive compensation plan to directors, officers, employees and consultants. As promptly as practicable after the Closing Date, the Company shall reserve additional shares of Common Stock to cover any stock options that have been awarded as of the Closing Date but for which shares of Common Stock have not been reserved for by the Board.

          4.19.  Management Compensation.   Except with the prior written
                 -----------------------
consent of the compensation committee of the Board, the Company shall not enter into or amend, modify or extend the term of any compensation arrangements with any officer of the Company or any of its Subsidiary or any Person whose annual compensation exceeds $150,000.

          4.20.  Initial Public Offering.   The Company shall not effect a
                 -----------------------
public offering under the Securities Act unless such offering constitutes a Qualified Public Offering.

          4.21.  Provision of Advertising Space.   Immediately after the
                 ------------------------------
Closing Date, the Company shall enter into good-faith discussions with Purchaser with respect to the provision of free advertising space on the Company's or a Subsidiary's Internet site equal to at least 1.5 million displays per month for three months after the Closing Date for Purchaser, its Affiliates or other Persons designated by Purchaser or its Affiliates.

          4.22.  Notice of Breach.   As promptly as practicable, and in any
                 ----------------
event not later than five Business Days, after management of the Company becomes aware of any breach by the Company of any provision of this Agreement, the Company shall provide Purchaser with written notice specifying the nature of such breach and any actions proposed to be taken by the Company to cure such breach.

          4.23.  Restatement of Financial Statements.   As promptly as
                 -----------------------------------
practicable, and in any event no later than March 31, 1998, the Company shall have completed restating its financial statements in connection with certain revenue recognition accounting issues.

          4.24.  Update of Minutes.   As promptly as practicable, and in any
                 -----------------
event no later than January 31, 1998, the Company shall have completed updating its minutes and those of its Subsidiaries.

          4.25.  Survival of Covenants.   Notwithstanding anything to the
                 ---------------------
contrary herein, Sections 4.l(a), 4.l(c), 4.l(d), 4.2(a), 4.2(b), 4.2(c),
4.2(d), 4.3, 4.5, 4.6, 4.7, 4.8, 4.15, 4.16, 4.17, 4.18 and 4.19 shall terminate upon the consummation of a Qualified Public Offering.

     5.   Interpretation.
          --------------

          5.1.   Definitions.
                 -----------

          "Affiliate" and "Associate" shall have the respective meanings
           ---------       ---------
ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          "Beneficial owner" has the meaning given to such term in Rule 13d-3
           ----------------
under the Exchange Act, and the terms "beneficially own" and "beneficial ownership" shall have the correlative meanings.

          "Board" means the Board of Directors of the Company.
           -----

          "Business Day"  shall mean any day other than a Saturday, Sunday or a
           ------------
day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          "Capitalized Lease" shall mean, with respect to any Person, any lease
           -----------------
or any other agreement for the use of property which, in accordance with generally accepted accounting principles, should be capitalized on the lessee's or user's balance sheet.

          "Capitalized Lease Obligation" of any Person shall mean and include,
          -----------------------------
as of any date as of which the amount thereof is to be determined, the amount of the liability capitalized or disclosed (or which should be disclosed in accordance with generally accepted accounting principles) in a balance sheet of such Person in respect of a Capitalized Lease of such Person.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

          "Commission" shall mean the Securities and Exchange Commission or any
           ----------
other federal agency then administering the Securities Act and other federal securities laws.

          "Company" shall have the meaning specified in the first paragraph of
           -------
this Agreement.

          "Consolidated" or "consolidated", when used with reference to any
           ------------      ------------
financial term in this Agreement (but not when used with respect to any tax return or tax liability), shall mean the aggregate for two or more Persons of the amounts signified by such term for all such Persons, with inter-company items eliminated and, with respect to earnings, after eliminating the portion of earnings properly attributable to minority interests, if any, in the capital stock of any such Person or attributable to shares of preferred stock of any such Person not owned by any other such Person.

          "Default Event" shall mean the Company shall have breached in any
           -------------
material respect any of the covenants set forth in this Agreement or any of the provisions of the Certificate of Designation and such breach continues for 30 days after notice in writing by the Company to Purchaser.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
          -------------
amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any time.
Reference to a particular section of the Exchange Act shall include reference to the comparable section, if any, of any such successor federal statute.

          "Fully Diluted" shall mean, when used with reference to any class or
           -------------
chances of equity securities, at any date as of which the number of shares thereof is to be determined, (i) all such equity securities outstanding at such date and (ii) all equity securities issuable in respect of vested options or warrants to purchase, or securities convertible into, exercisable for or exchangeable for, such equity securities outstanding on such date.

          "GAAP" shall mean generally accepted accounting principles in the
           ----
United States of America in effect from time to time.

          "Governmental Authority" shall mean any federal, state, local or
           ----------------------
foreign court, administrative agency, commission or other governmental or regulatory body, agency, instrumentality or authority or any department or subdivision thereof.

          "Group" shall have the meaning ascribed to such term in Rule 13d-5
           -----
under the Exchange Act.

          "Guarantee" by any Person shall mean (without duplication on a
           ---------
consolidated basis) all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of any Person guaranteeing, or in effect guaranteeing, any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or obligation or any property or assets constituting security therefor, (ii) to advance or supply funds (x) for the purchase or payment of such Indebtedness or obligation, (y) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, (iii) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or obligation, or (iv) otherwise to assure the owner of the

Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of any computations made under this Agreement, a Guarantee in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the principal amount of the Indebtedness for borrowed money which has been guaranteed, and a Guarantee in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

          "Indebtedness" shall mean, with respect to any Person (without
           ------------
duplication on a consolidated basis), (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (iv) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers and similar accrued liabilities incurred in the ordinary course of business and paid in a manner consistent with industry practice), (v) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property owned or acquired by such Person whether or not the obligations secured thereby have been assumed, (vi) all Capitalized Lease Obligations of such person, (vii) all Guarantees of such person, (viii) all obligations (including but not limited to reimbursement obligations) relating to the issuance of letters of credit for the account of such person, (ix) all obligations arising out of foreign exchange contracts, and
(x) all obligations arising out of interest rate and currency swap agreements, cap, floor and collar agreements, interest rate insurance, currency spot and forward contracts and other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

          "Lien" shall mean any mortgage, pledge, hypothecation, assignment,
           ----
deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any effective financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing.

          "Material Adverse Effect" with respect to any Person shall mean any
           -----------------------
event or events, taken singly or in the aggregate, (a) as a result of which such Person and its Subsidiaries, taken as a whole, would be unable (i) to continue to operate their business in a manner consistent with the manner of operation of such business as of the date of this Agreement or (ii) to effectuate their proposed business strategy, or (b) which would have a material adverse effect on the assets, liabilities, business, results of operations, financial condition or prospects of such Person and its Subsidiaries, taken as a whole.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any
           ----
successor thereto.

          "Pension Plan" shall mean any multiemployer plan or single employer
           ------------
plan, as defined in Section 4001 of ERISA, that is subject to Title IV of ERISA, that the Company, any Subsidiary or any ERISA Affiliate maintains or is or ever has been obligated to contribute to for the benefit of employees or former employees of the Company, any Subsidiary or any ERISA Affiliate.

          "Permitted Lien" shall mean (i) Liens for taxes, assessments or other
           --------------
governmental charges not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or such Subsidiary, as the case may be, in accordance with GAAP; (ii) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other like Liens arising in the ordinary course of business in respect of obligations which are not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or such Subsidiary, as the case may be, in accordance with GAAP; (iii) pledges or deposits in connection with workmen's compensation, unemployment insurance and other social security legislation; (iv) Liens or deposits to secure the performance of bids, tenders, trade or government contracts (other than for borrowed money), leases, licenses, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;
(v) easements, right-of-way, zoning and similar restrictions and other similar encumbrances or title defects incurred, or leases or subleases granted to others, in the ordinary course of business, which do not interfere with or adversely affect in any material respect the ordinary conduct of the business of the Company and its Subsidiaries taken as a whole; (vi) Liens on assets of corporations which became or become Subsidiaries of the Company, provided that
                                                                 --------
such Liens exist at the time such corporations became or become Subsidiaries and are not created in anticipation thereof.

          "Person" shall mean any individual, firm, corporation, business trust,
           ------
partnership or other entity, and shall include any successor (by merger or otherwise) of such entity.

          "Qualified Public Offering" shall mean a public offering of Common
           -------------------------
Stock under the Securities Act at a per share price of at least $22 yielding an enterprise value for the Company of at least $135,000,000 and gross underwriting proceeds of not less than $20,000,000. As used herein, "enterprise value" shall mean (x) the product of the number of the Corporation's Common Stock Equivalents outstanding (as defined in Section 4(k)(ii)(c) of the Certificate of Designation) multiplied by such per share offering price, plus (y) the outstanding amount of the Company's indebtedness for borrowed money.

          the value of the Company's capital stock based on the offering price of the Qualified Public Offering plus the outstanding amount of the Company's indebtedness for borrowed money.

          "Related Party" shall mean any management officer of the Company or
           -------------
any of their respective Subsidiaries, any spouse, parent, child or sibling of any management officer of the Company or any of their respective Subsidiaries, and any Affiliate or Associate of any of the foregoing persons.

          "Real Estate Business" shall mean any business associated with real
           --------------------
state (residential and commercial) and classifieds and activities associated therewith or incidental thereto, including but not limited to promotion (online, T.V., radio, print, telecommunication), related information services, advertising, financing information and services, marketing of products and services to real estate and related professionals and companies, financing transaction services, product and service transaction services, data mining and other services generally performed by companies doing any of the foregoing.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Subsidiary" of any Person means any corporation or other entity of
           ----------
which a majority of the voting power or the voting equity securities or equity interests is owned, directly or indirectly, by such Person.

          5.2.  Accounting Principles.   The character or amount of any asset,
                ---------------------
liability, capital account or reserve and of any item of income or expense required to be determined pursuant to this Agreement, and any consolidation or other accounting computation required to be made pursuant to this Agreement, and the construction of any definition in this Agreement containing a financial term, shall be determined or made, as the case may be, in accordance with United States generally accepted accounting principles, to the extent applicable, unless such principles are inconsistent with the express requirements of this Agreement.

     6.   Miscellaneous.
          -------------

          6.1.  Severability.   If any term, provision, covenant or restriction
                ------------
of this Agreement or any exhibit hereto is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and such exhibits shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

          6.2.  Specific Enforcement.   Each of the parties hereto acknowledges
                --------------------
and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to injunctive or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they may be entitled at law or equity.

          6.3.  Entire Agreement.   This Agreement (including the Schedules and
                ----------------
documents set forth in the exhibits hereto) contains the entire understanding of the parties with respect to the transactions contemplated hereby.

          6.4.  Counterparts.   This Agreement may be executed in one or more
                ------------
counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

          6.5.  Notices and other Communications.   All notices, consents,
                --------------------------------
requests, instructions, approvals, financial statements, proxy statements, reports and other communications provided for herein shall be given in writing and delivered personally, by telecopy (with a confirmation copy to be sent by first class mail) or sent by nationally recognized overnight courier service, to:

                    THE COMPANY:
                    NetSelect, Inc.
                    5655 Lindero Canyon Road, Suite 120
                    Westlake Village, CA 91362
                    Attention: Chief Executive Officer
                    Telecopy No.: (818) 879-2893

                    With a copy to:
                    Mark C. Stevens, Esq.
                    Fenwick & West, LLP
                    Two Palo Alto Square
                    Palo Alto, CA 94306
                    Telecopy No.: (650) 494-1417

                    PURCHASER:
                    General Electric Capital Corporation
                    260 Long Ridge Road
                    Stamford, CT 06907
                    Attention:  Equity Capital Group-NetSelect Account
                                Manager
                    Attention:  Counsel
                    Telecopy No. (203) 961-2088 & (203) 357-3047

                    With a copy to:

                    Warren de Wied, Esq.
                    Fried, Frank, Harris, Shriver & Jacobson
                    One New York Plaza
                    New York, New York 10004
                    Telecopy No. (212) 859-4000

or to such other address as any party may, from time to time, designate in a written notice given in a like manner.

          6.6.  Amendments.   The Company may take any action herein
                ----------
prohibited, or omit to perform any act required to be performed by it (including, without limitation, under Article 4 of this Agreement), if the Company shall obtain the written consent or waiver of the registered holders of not less than 66 2/3% of the outstanding shares of Series D Preferred Stock. Any amendment to this Agreement shall require the written consent of (i) the registered holders of not less than 66 2/3% of the outstanding shares of Series D Preferred Stock and (ii) the Company.

          6.7. Cooperation.   Each of the parties hereto agrees to take, or
               -----------
cause to be taken, all such further or other actions as shall reasonably be necessary to make effective and consummate the transactions contemplated by this Agreement.

          6.8. Heirs, Successors and Assigns.   Except as expressly provided
               -----------------------------
otherwise in this Agreement, all covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto, their respective heirs, successors and assigns, and to any transferee of any Series D Preferred Stock. There are no other intended third-party beneficiaries to this Agreement.

          6.9. Expenses and Remedies. (a) The Company agrees to pay or
               ---------------------
reimburse Purchaser for (i) all reasonable legal counsel, to Purchaser in connection with the Documents and the Certificate of Designation and the consummation of all transactions contemplated hereby and thereby (the "Transaction Fees"), (ii) all costs, expenses and reasonable legal fees relating
 ----------------
to any future amendments or supplements to the Documents or the Series D Preferred Stock (or any proposal by the Company for such amendment or supplement) whether or not consummated or any waiver or consent with respect thereto (or any proposal for such waiver or consent) whether or not consummated and (iii) all costs, expenses and reasonable legal fees of Purchaser relating to the enforcement against the Company, the Document or the Certificate of Designation. The maximum amount of Transaction Fees payable by the Company under this Section 6.9(a) shall in the aggregate not exceed $50,000.

          (b) The Company agrees to indemnify and save harmless Purchaser and its officers, directors, partners, employees, trustees and agents, and each person who controls Purchaser within the meaning of the Securities Act or the Exchange Act, from and against any and all costs, expenses (including, without limitation, reasonable attorneys' fees, whether incurred in connection with a claim against the Company or a third party claim), damages or other liabilities (collectively, "Losses") resulting from any breach of any representation,
                ------
warranty, covenant or agreement set forth in this Agreement by the Company or any legal, administrative or other proceedings brought by any third party arising out of the transactions contemplated hereby and thereby (other than Losses resulting, directly or indirectly, (i) from the breach by Purchaser of any of its agreements contained herein or (ii) from the gross negligence or willful misconduct of Purchaser or any of its respective officers, directors, partners, employees or agents, or any person who controls Purchaser within the meaning of the Securities Act or the Exchange Act); provided, however, that, if
                                                    --------  -------
and to the extent that such indemnification is unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of such indemnified liability which shall be permissible under applicable laws.

          (c) Each party entitled to indemnification under this Section 6.9 (each, an "indemnified party") shall, promptly after the receipt of notice of the commencement of any action against such `indemnified party in respect of which indemnity may be sought from a party (each, an "indemnifying party") on account of an indemnity agreement contained in this Section 6.9, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party so to notify the indemnifying party of any such action shall not relieve the indemnifying party from any liability which the indemnifying party may have to such indemnified party except to the extent the indemnifying party shall have been materially prejudiced by the omission of such indemnified party so to notify the indemnifying party, pursuant to this Section 6.9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that the indemnifying party may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this
Section 6.9 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof nor for any settlement thereof entered into without the consent of the indemnifying party; provided,
                                                                    --------
however, that (i) if the indemnifying party shall elect not to assume the
-------
defense of such claim or action or (ii) if the indemnified party reasonably determines (x) that there may be a conflict between the positions of the indemnifying party and of the indemnified party in defending such claim or action or (y) that there may be legal defenses available to such indemnified party different from or in addition to those available to the indemnifying party, then separate counsel for the indemnified party shall be entitled to participate in and conduct the defense, in the case of (i) and (ii)(x), or such different defenses, in the case of (ii)(y), and the indemnifying party shall be liable for any reasonable legal or other expenses incurred by the indemnified party in connection with the defense.

          (d) In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by the Company, Purchaser may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement.

          6.10.  Survival of Representations and Warranties.   All
                 ------------------------------------------
representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the issuance and delivery of the shares of Series D Preferred Stock, regardless of any investigation made by or on behalf of any party.

          6.11.  Transfer of Securities.   (a) Purchaser understands and agrees
                 ----------------------
that the shares of Series D Preferred Stock (and the shares of Common Stock issuable upon conversion thereof) have not been registered under the Securities Act or the securities laws of any state and that they may be sold or otherwise disposed of only in one or more transactions registered under the Securities Act and, where applicable, such laws or transactions as to which an exemption from the registration requirements of the Securities Act and, where applicable, such laws are available. Purchaser acknowledges that, except as provided in this Agreement, Purchaser has no right to require the Company to register any of such shares. Purchaser understands and agrees that each certificate representing any of such shares shall bear the following legends:

                 "THE TRANSFER OF THE SECURITIES REPRESENTED
          BY THIS CERTIFICATE IS RESTRICTED BY A STOCK
          PURCHASE AGREEMENT DATED AS OF DECEMBER 31, 1997, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE CORPORATION."

                 "THE SECURITIES REPRESENTED BY THIS
          CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS AS CONFIRMED BY AN OPINION IN FORM AND FROM COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION."

          6.12.  Governing Law.   (a) This Agreement shall be governed by and
                 -------------
construed and enforced in accordance with the laws of the STATE of DELAWARE without giving effect to conflict of laws principles. Each of the Parties hereby waives any right it may have to a trial by jury in any litigation directly or indirectly arising out of this Agreement.

          (b) Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive Jurisdiction of the courts of the State of Delaware and of the United States of America, in each case located in the State of Delaware, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or
                                                 ----------
relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of Delaware or the United States of America, in each case located in the State of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

          6.13.  Term.   Except as otherwise provided in this Agreement, this
                 ----
Agreement shall terminate when none of the shares of Series D Preferred Stock remain outstanding, except that Sections 5.1 and 6.9 shall survive the termination of this Agreement.

          6.14.  Publicity.   Each of the parties hereto agrees that, without
                 ---------
the nor written consent of the other, it shall not (and it shall cause its Subsidiaries, if any, not to) mention the name of any of the parties hereto (including any Affiliate) or any of the trade marks or trade names of any of the parties hereto or any of its Affiliates in any document or advertisement. Each of the parties hereto agrees that it shall (and it shall cause its Subsidiaries, if any, to) agree that it shall make no statement regarding the transactions contemplated hereby which is inconsistent with any press release agreed to by the parties hereto. Notwithstanding the foregoing, each of the parties hereto may, in documents required to be filed by it with any regulatory body or pursuant to any federal or state law (such as a proxy statement), make such statements with respect to the transactions contemplated hereby as each may be advised is legally necessary upon advice of its counsel.

                     [This page intentionally left blank.]

          IN WITNESS WHEREOF, each of the parties hereto have caused this Stock Purchase Agreement to be executed on its behalf as of the date first above written.

                              NETSELECT, INC.

                              By: /s/ Stuart Wolff
                                 -------------------------------------
                                  Name:
                                  Title:


                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By: /s/ James Brown
                                 -------------------------------------
                                  Name:  James Brown
                                  Title:  Region Operations Manager